UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2011

AMERISAFE, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2011 the Company held its annual meeting of shareholders. All matters submitted for approval to the Company’s shareholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2011, were approved. In addition, advisory votes were solicited with respect to executive compensation, as disclosed in the Company’s definitive proxy statement, and with respect to the frequency with which such advisory votes on executive compensation will be held going forward. The number of common shares entitled to vote at the Company’s 2011 annual meeting of shareholders was 18,395,729, representing the number of shares outstanding as of the record date, April 22, 2011.

The results of each matter voted on were as follows:

a. Election of Directors. The following directors were elected for terms expiring at the 2014 annual meeting of shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
C. Allen Bradley, Jr.	16,406,441	754,978	392,250

Austin P. Young, III	16,920,072	241,347	392,250

b. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011. The appointment was ratified.

Shares Voted for Proposal	Shares Voted Against Proposal	Shares Abstaining	Broker Non-Votes

17,309,071	240,176	4,422	392,250

c. Advisory vote on approval of the compensation of the Company’s named executive officers as disclosed in the 2011 Proxy Statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis.” The compensation of the Company’s named executive officers as disclosed in the 2011 Proxy Statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis” was approved on an advisory basis.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

16,868,455	258,872	34,092	392,250

d. Advisory vote on the frequency of shareholder advisory compensation votes going forward. Advisory votes regarding the frequency of shareholder votes on the compensation of the Company’s named executive officers were as follows:

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstaining	Broker Non-Voters

13,488,162	148,100	3,492,035	33,122	392,250

The option in this year’s proxy materials of an advisory compensation vote being taken every year received the highest number of shareholder votes. The Company’s board of directors has decided to follow that recommendation and include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required vote on such frequency is conducted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ Todd Walker
Todd Walker, Executive Vice President,
General Counsel and Secretary

Date: June 16, 2011

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